POWER OF ATTORNEY
	Know all by these presents, that the undersigned

hereby constitutes and appoints T. Kent Hammond the undersigned's true
and
lawful attorney-in-fact to:
	(1)	execute for and on behalf of the

undersigned, in the undersigned's capacity as an officer and/or director of
The Mills Limited Partnership (the "Company"), Forms 3, 4, and 5 in

accordance with Section 16(a) of the Securities Exchange Act of 1934 and

the rules thereunder;
	(2)	do and perform any and all acts for and on

behalf of the undersigned which may be necessary, appropriate or desirable
to complete and execute any such Form 3, 4, or 5 and timely
file such form
with the United States Securities and Exchange Commission
and any stock
exchange or similar authority; and
	(3)	take any other
action of any type
whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the undersigned.
	The
undersigned hereby grants to
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever
requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
	This
Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.
	IN WITNESS
WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 3rd day of December
2004.



/s/ Dietrich von
Boetticher
Dietrich von Boetticher